Exhibit 99.2

The Mosaic Company

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.66	$1.26	$0.98	$1.44	$0.89	$1.01	$0.29	$0.30
Diluted weighted average # of shares outstanding (a)	426.7	426.6	426.8	427.0	427.2	427.2	427.1	415.5
Total Net Sales	$2,280	$2,750	$2,646	$2,368	$2,312	$2,619	$1,909	$2,182
Gross Margin	$523	$854	$775	$578	$642	$665	$387	$322
As % of Sales	23%	31%	29%	24%	28%	25%	20%	15%
SG&A	$96	$113	$115	$101	$92	$116	$94	$91
Foreign Currency (Loss)/Gain	$(35)	$8	$(27)	$10	$17	$22	$(30)	$25
Effective Tax Rate(b)	24%	27%	30%	(26%)	26%	23%	(6%)	11%
Net Income	$284	$535	$417	$616	$380	$430	$124	$129
As % of Sales	13%	20%	16%	26%	16%	16%	7%	6%
Total Debt	$1,081	$1,031	$1,036	$1,061	$1,081	$1,033	$1,027	$3,032
Cash & cash equivalents	3,183	3,656	3,549	3,405	3,511	3,916	3,339	5,293

Net debt	$(2,102)	$(2,625)	$(2,513)	$(2,344)	$(2,430)	$(2,883)	$(2,312)	$(2,261)
Cash flow from operations	$464	$1,085	$344	$377	$579	$982	$(45)	$503
Cash flow from investments	(384)	(460)	(376)	(435)	(378)	(381)	(466)	(370)
Cash flow from financing	(37)	(100)	(103)	(82)	(85)	(152)	(89)	1,842
Effect of exchange rate changes on cash	49	(52)	27	(3)	(10)	(45)	23	(20)

Net cash flow	$92	$473	$(108)	$(143)	$106	$404	$(577)	$1,955
Cash dividends paid	$(22)	$(53)	$(107)	$(107)	$(106)	$(107)	$(107)	$(107)
Operating Earnings
Potash	$254	$494	$398	$260	$306	$346	$92	$88
Phosphates	$158	$231	$246	$208	$185	$191	$58	$96
Corporate (c)	$(7)	$(33)	$—	$(5)	$—	$(11)	$(6)	$(5)

Consolidated Operating Earnings	$405	$692	$644	$463	$491	$526	$144	$179
Segment data (in millions, except per tonne)
Phosphates
Sales volumes (‘000 tonnes)(d)	2,694	2,814	2,931	2,794	2,672	2,921	2,739	3,381
Realized average DAP price/tonne(e)	$510	$500	$533	$532	$491	$477	$436	$381
Revenue	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556
Segment Gross Margin	$232	$323	$329	$280	$253	$279	$193	$188
As % of Sales	14%	19%	19%	17%	17%	17%	14%	12%
Potash
Sales volumes (‘000 tonnes)(f)	1,239	2,193	1,791	1,421	2,007	2,448	1,380	1,862
Realized average MOP price/tonne(e)	$459	$446	$453	$435	$376	$366	$342	$303
Revenue	$628	$1,080	$927	$726	$825	$974	$523	$652
Segment Gross Margin	$291	$545	$441	$300	$397	$389	$184	$134
As % of Sales	46%	51%	48%	41%	48%	40%	35%	21%

The Mosaic Company—Potash Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$369	$603	$614	$542	$440	$480	$279	$470
International	259	477	313	184	385	494	244	182

Net Sales	$628	$1,080	$927	$726	$825	$974	$523	$652
Cost of Goods Sold	337	535	486	426	428	585	339	518

Gross Margin	$291	$545	$441	$300	$397	$389	$184	$134
As % of Sales	46%	51%	48%	41%	48%	40%	35%	21%
Resources Taxes	$53	$76	$66	$70	$32	$67	$31	$57
Royalties	16	19	12	16	15	14	11	9

Total Resources Taxes & Royalties	$69	$95	$78	$86	$47	$81	$42	$66

Gross Margin (excluding Resources Taxes & Royalties) (g)	$360	$640	$519	$386	$444	$470	$226	$200
As % of Sales	57%	59%	56%	53%	54%	48%	43%	31%

Segment Operating Earnings	$254	$494	$398	$260	$306	$346	$92	$88

As % of Sales	40%	46%	43%	36%	37%	36%	18%	14%
Cost of Goods Sold Detail (in millions)
COGS additional detail
Resource Taxes	$53	$76	$66	$70	$32	$67	$31	$57
Royalties	16	19	12	16	15	14	11	9
Brine Inflow Expenses	58	64	68	59	53	51	48	50
Mark to Market (Gain)/Loss	(4)	—	(25)	13	7	16	(23)	1
Depreciation, Depletion and Amortization	63	67	67	74	79	89	86	84

Total costs	$186	$226	$188	$232	$186	$237	$153	$201

Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients North America(f)	428	835	862	734	705	804	417	933
Crop Nutrients International(f)	630	1,185	767	522	1,134	1,468	781	744
Non-Agricultural	181	173	162	165	168	176	182	185

Total(f)	1,239	2,193	1,791	1,421	2,007	2,448	1,380	1,862

Production Volumes (‘000 tonnes)
Production Volume	1,827	1,864	1,547	1,754	2,197	2,161	1,957	1,741
Operating rate	79%	81%	67%	75%	83%	81%	73%	65%
Realized prices (FOB plant, $/tonne)
MOP—North America crop nutrients(e)(h)	$514	$492	$480	$467	$426	$415	$364	$332
MOP—International(e)	$413	$405	$402	$353	$327	$326	$294	$225
MOP—Average(e)	$459	$446	$453	$435	$376	$366	$342	$303
Potash CAPEX ($ in millions)	$284	$299	$264	$282	$235	$216	$199	$197

The Mosaic Company—Phosphates Segment

Selected Calendar Quarter Financial Information

(Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$603	$653	$602	$683	$549	$589	$417	$721
International	1,064	1,023	1,139	973	952	1,057	1,002	835

Net Sales	$1,667	$1,676	$1,741	$1,656	$1,501	$1,646	$1,419	$1,556
Cost of Goods Sold	1,435	1,353	1,412	1,376	1,248	1,367	1,226	1,368

Gross Margin	$232	$323	$329	$280	$253	$279	$193	$188
As % of Sales	14%	19%	19%	17%	17%	17%	14%	12%
PhosChem sales of other member	$98	$125	$38	$8	$14	$46	$15	$23
Mosaic Sales (excluding PhosChem)(i)	$1,569	$1,551	$1,703	$1,648	$1,487	$1,600	$1,404	$1,533
Mosaic COGS (excluding PhosChem)(i)	1,337	1,228	1,374	1,368	1,234	1,321	1,211	1,345

Gross Margin (excluding PhosChem)(i)	$232	$323	$329	$280	$253	$279	$193	$188
As % of Sales (excluding PhosChem)(i)	15%	21%	19%	17%	17%	17%	14%	12%

Segment Operating Earnings	$158	$231	$246	$208	$185	$191	$58	$96

As % of Sales	10%	14%	14%	13%	12%	12%	4%	6%
Depreciation, Depletion and Amortization	$66	$69	$70	$73	$72	$74	$76	$76
Operating Data
Sales volumes (‘000 tonnes)
Crop Nutrients(d)
North America(j)	833	799	734	777	638	683	515	1,116
International(j)	820	758	657	586	872	795	677	590
MicroEssentials®	271	271	269	345	350	320	233	456
Crop Nutrient Blends(k)	470	592	809	690	493	652	837	707
Feed Phosphates	154	145	128	134	134	131	152	156
Other(l)	146	249	334	262	185	340	325	356

Total(d)	2,694	2,814	2,931	2,794	2,672	2,921	2,739	3,381

Production Volumes (‘000 tonnes)
Total tonnes produced(m)	1,928	1,960	2,069	2,152	2,038	2,049	2,123	1,960
Operating rate	80%	81%	85%	89%	84%	84%	88%	81%
Realized prices ($/tonne)
DAP (FOB plant)(e)	$510	$500	$533	$532	$491	$477	$436	$381
Blends (FOB destination)(k)	$564	$546	$544	$557	$559	$560	$508	$460
Realized costs ($/tonne)
Ammonia (tonne)(n)	$564	$373	$499	$569	$550	$517	$486	$422
Sulfur (long ton)(o)	$227	$193	$196	$186	$178	$169	$167	$123
Average Market prices ($/tonne)
Ammonia (tonne)(p)	$460	$570	$697	$701	$644	$578	$489	$467
Sulfur (long ton)(q)	$188	$178	$173	$162	$153	$153	$111	$77
Natural Gas(r)	$2.5	$2.3	$2.9	$3.5	$3.5	$4.0	$3.6	$3.9
Phosphates CAPEX ($ in millions)	$97	$140	$100	$85	$100	$140	$120	$129

Footnotes

(a)	The Q4 2013 diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligation.
(b)	Includes a discrete income tax benefit of approximately $180 million in Q4 2012, $45 million in Q3 2013 and a discrete income tax expense of approximately $104 million in Q4 2013.
(c)	Includes elimination of intersegment sales.
(d)	Excludes tonnes sold by PhosChem for its other member.
(e)	FOB Plant, sales to unrelated parties.
(f)	Potash volumes include intersegment sales, and exclude tonnes mined under a third party tolling arrangement through December 31, 2012.
(g)	Gross margin excluding Canadian resource taxes and royalties (“CRT”) provides a measure that the Company believes enhances the reader’s ability to compare the Company’s gross margin with that of other companies which incur CRT expense and classify it in a manner different than the Company in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, the Company’s management believes that Mosaic’s presentation of gross margin excluding CRT for Potash affords them greater transparency in assessing Mosaic’s financial performance against competitors.
(h)	This price excludes industrial and feed sales.
(i)	Excludes PhosChem quarterly sales for its other member, included in our financials. PhosChem is a consolidated subsidiary of Mosaic. Management believes that Mosaic Sales, Mosaic COGS, Gross Profit and Gross Profit as a % of Sales is useful to investors as it increases the transparency of information about the Company’s financial performance without performance attributable entirely to the other member of PhosChem.
(j)	Excludes Crop Nutrient Blends and MicroEssentials®.
(k)	The average product mix in our Blends (by volumes) contains approximately 50% phosphate, 25% potash and 25% nitrogen, although this mix can differ based on seasonal and other factors. In Q4 2013, the average product mix in our Blends contained approximately 55% phosphate, 25% potash and 20% nitrogen.
(l)	Other volumes are primarily single superphosphate, potash and nitrogen products sold in countries outside North America.
(m)	Includes crop nutrient dry concentrates and animal feed ingredients.
(n)	Delivered Tampa, Florida. Amounts are representative of our average ammonia costs in cost of goods sold.
(o)	Amounts are representative of our average sulfur cost in cost of goods sold.
(p)	Three point quarterly average (Fertecon).
(q)	Three point quarterly average (Green Markets).
(r)	Three point quarterly average (NYMEX).